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                                                                    EXHIBIT 24.1


                         EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of May, 1997.


                              /s/ John B. Donahue
                              -------------------------------------------------
                              John B. Donahue


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                         EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of May, 1997.


                              /s/ David R. Pomije
                              -------------------------------------------------
                              David R. Pomije

                         EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, does hereby make, constitute and appoint Daniel L. Hanlon and David P. Hanlon, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of May, 1997.


                              /s/ Wayne M. Fortun
                              -------------------------------------------------
                              Wayne M. Fortun